EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions)

	1Q 2011	1Q 2010

Core Results	$1,593	$1,097
EPS - Diluted	$1.96	$1.35

Reported Net Income	$1,549	$1,064
EPS - Diluted	$1.90	$1.31

Total Worldwide Sales Volumes (mboe/day)	728	685

Total Worldwide Crude Oil Realizations ($/BBL)	$92.14	$74.09
Total Worldwide NGL Realizations ($/BBL)	$52.64	$47.48
Domestic Natural Gas Realizations ($/MCF)	$4.21	$5.62

Wtd. Average Basic Shares O/S (mm)	812.6	812.1
Wtd. Average Diluted Shares O/S (mm)	813.4	813.5

Shares Outstanding (mm)	812.9	812.2

Cash Flow from Operations	$2,200	$2,200

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 First Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,468	$35	Libya exploration write-off	$2,510
		(22)	Gain on sale of Colombia pipeline interest
		29	Foreign tax
Chemical	219			219

Midstream, marketing and other	114			114

Corporate
Interest expense, net	(214)	163	Premium on debt extinguishments	(51)

Other	(128)			(128)

Taxes	(1,054)	(50)	Tax effect of adjustments	(1,071)
		33	State income tax charge

Income from continuing operations	1,405	188		1,593
Discontinued operations, net of tax	144	(144)	Discontinued operations, net	-
Net Income	$1,549	$44		$1,593

Basic Earnings Per Common Share
Income from continuing operations	$1.72
Discontinued operations, net	0.18
Net Income	$1.90			$1.96

Diluted Earnings Per Common Share
Income from continuing operations	$1.72
Discontinued operations, net	0.18
Net Income	$1.90			$1.96

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 First Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,861			$1,861

Chemical	30			30

Midstream, marketing and other	94			94

Corporate
Interest expense, net	(35)			(35)

Other	(107)			(107)

Taxes	(746)			(746)

Income from continuing operations	1,097	-		1,097
Discontinued operations, net of tax	(33)	33	Discontinued operations, net	-
Net Income	$1,064	$33		$1,097

Basic Earnings Per Common Share
Income from continuing operations	$1.35
Discontinued operations, net	(0.04)
Net Income	$1.31			$1.35
Diluted Earnings Per Common Share
Income from continuing operations	$1.35
Discontinued operations, net	(0.04)
Net Income	$1.31			$1.35

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY
	2011	2010	2010
CORE RESULTS	QTR 1	QTR 4	QTR 1
Oil & Gas	2,510	1,941	1,861
Chemicals	219	111	30
Midstream, marketing and other	114	202	94
Corporate & other	(179)	(169)	(142)
Pre-tax income	2,664	2,085	1,843

Income tax expense
Federal and state	483	309	307
Foreign	588	489	439
Total	1,071	798	746

Core results	1,593	1,287	1,097

Worldwide effective tax rate	40%	38%	40%

	2011	2010	2010
REPORTED INCOME	QTR 1	QTR 4	QTR 1
Oil & Gas	2,468	1,666	1,861
Chemicals	219	111	30
Midstream, marketing and other	114	202	94
Corporate & other	(342)	(169)	(142)
Pre-tax income	2,459	1,810	1,843

Income tax expense
Federal and state	466	129	307
Foreign	588	489	439
Total	1,054	618	746

Income from continuing operations	1,405	1,192	1,097

Worldwide effective tax rate	43%	34%	40%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 First Quarter Net Income (Loss)
Core Results Comparison

	First	Fourth
	Quarter	Quarter
	2011	2010	B / (W)
Oil & Gas	$2,510	$1,941	$569
Chemical	219	111	108
Midstream, marketing and other	114	202	(88)
Corporate
Interest expense, net	(51)	(20)	(31)
Other	(128)	(149)	21
Taxes	(1,071)	(798)	(273)
Core Results	$1,593	$1,287	$306

Core Results Per Common Share
Basic	$1.96	$1.58	$0.38
Diluted	$1.96	$1.58	$0.38

Worldwide Effective Tax Rate	40%	38%	-2%

OCCIDENTAL PETROLEUM
2011 First Quarter Net Income (Loss)
Reported Income Comparison

	First	Fourth
	Quarter	Quarter
	2011	2010	B / (W)
Oil & Gas	$2,468	$1,666	$802
Chemical	219	111	108
Midstream, marketing and other	114	202	(88)
Corporate
Interest expense, net	(214)	(20)	(194)
Other	(128)	(149)	21
Taxes	(1,054)	(618)	(436)
Income from continuing operations	1,405	1,192	213
Discontinued operations, net	144	20	124
Net Income	$1,549	$1,212	$337

Earnings Per Common Share
Basic	$1.90	$1.49	$0.41
Diluted	$1.90	$1.49	$0.41

Worldwide Effective Tax Rate	43%	34%	-9%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
1Q11 vs. 4Q10
($ in millions)
$1,941
$496
$84
$50
$53
$23
$9
$2,510
4Q10
Sales Price
Sales Volume
Higher DD&A Rate
Lower General and Administrative Costs
Higher Operating Costs
All Others
1Q11

Chemical Variance Analysis
1Q11 vs. 4Q10
($ in millions)
$111
$41
$60
$15
$22
$219
4Q10
Sales Price
Sales Volume / Mix
Operations / Manufacturing
All Others
1Q11

Midstream Variance Analysis
1Q11 vs. 4Q10
($ in millions)
$202
$86
$2
$114
4Q10
Marketing and Trading
All Others
1Q11

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 First Quarter Net Income (Loss)
Core Results Comparison

	First	First
	Quarter	Quarter
	2011	2010	B / (W)
Oil & Gas	$2,510	$1,861	$649
Chemical	219	30	189
Midstream, marketing and other	114	94	20
Corporate
Interest expense, net	(51)	(35)	(16)
Other	(128)	(107)	(21)
Taxes	(1,071)	(746)	(325)
Core Results	$1,593	$1,097	$496

Core Results Per Common Share
Basic	$1.96	$1.35	$0.61
Diluted	$1.96	$1.35	$0.61

Worldwide Effective Tax Rate	40%	40%	0%

OCCIDENTAL PETROLEUM
2011 First Quarter Net Income (Loss)
Reported Income Comparison

	First	First
	Quarter	Quarter
	2011	2010	B / (W)
Oil & Gas	$2,468	$1,861	$607
Chemical	219	30	189
Midstream, marketing and other	114	94	20
Corporate
Interest expense, net	(214)	(35)	(179)
Other	(128)	(107)	(21)
Taxes	(1,054)	(746)	(308)
Income from continuing operations	1,405	1,097	308
Discontinued operations, net	144	(33)	177
Net Income	$1,549	$1,064	$485

Earnings Per Common Share
Basic	$1.90	$1.31	$0.59
Diluted	$1.90	$1.31	$0.59

Worldwide Effective Tax Rate	43%	40%	-3%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
1Q11 vs. 1Q10
($ in millions)
$1,861
$675
$140
$70
$97
$1
$2,510
1Q10
Sales Price
Sales Volume
Higher DD&A Rates
Higher Operating Costs
All Others
1Q11

Chemical Variance Analysis
1Q11 vs. 1Q10
($ in millions)
$30
$105
$24
$54
$6
$219
1Q10
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
1Q11
* Lower energy and feedstock costs

Midstream Variance Analysis
1Q11 vs. 1Q10
($ in millions)
$94
$21
$16
$14
$3
$114
1Q10
Pipelines
Marketing and Trading
Gas Processing
All Others
1Q11

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		First Quarter
		2011	2010
NET PRODUCTION PER DAY:

United States
Crude Oil (MBBL)
	California	77	77
	Permian	132	137
	Midcontinent and other	13	7
	Total	222	221
NGL (MBBL)
	California	14	17
	Permian	37	27
	Midcontinent and other	8	6
	Total	59	50
Natural Gas (MMCF)
	California	242	295
	Permian	165	198
	Midcontinent and other	327	182
	Total	734	675

Latin America

Crude Oil (MBBL)	Colombia	31	34

Natural Gas (MMCF)	Bolivia	16	12

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	3
	Dolphin	9	11
	Iraq	9	-
	Libya	15	13
	Oman	67	57
	Qatar	75	75
	Yemen	33	35
	Total	212	194
NGL (MBBL)
	Dolphin	10	12
	Libya	1	1
	Total	11	13
Natural Gas (MMCF)
	Bahrain	173	166
	Dolphin	196	228
	Oman	50	52
	Total	419	446

Barrels of Oil Equivalent (MBOE)		730	701

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		First Quarter
		2011	2010
NET SALES VOLUMES PER DAY:
United States
Crude Oil (MBBL)		222	221
NGL (MBBL)		59	50
Natural Gas (MMCF)		734	675

Latin America
Crude Oil (MBBL)	Colombia	33	33
Natural Gas (MMCF)		16	12

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	2
	Dolphin	9	11
	Libya	15	4
	Oman	71	56
	Qatar	76	74
	Yemen	34	33
	Total	209	180

NGL (MBBL)	Dolphin	10	12

Natural Gas (MMCF)		419	446

Barrels of Oil Equivalent (MBOE)		728	685

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	First Quarter
	2011	2010

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	88.04	73.08
NGL ($/BBL)	55.90	52.36
Natural gas ($/MCF)	4.21	5.62

Latin America
Crude Oil ($/BBL)	92.68	75.77
Natural Gas ($/MCF)	8.23	7.35

Middle East / North Africa
Crude Oil ($/BBL)	96.44	74.96
NGL ($/BBL)	33.93	26.56

Total Worldwide
Crude Oil ($/BBL)	92.14	74.09
NGL ($/BBL)	52.64	47.48
Natural Gas ($/MCF)	3.05	3.74

	First Quarter
	2011	2010
Exploration Expense
United States	$40	$30
Middle East / North Africa	44	26
TOTAL REPORTED	$84	$56
Less - non-core impairments	(35)	-
TOTAL CORE	$49	$56

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		First Quarter
Capital Expenditures ($MM)		2011	2010
Oil & Gas
California		$308	$149
Permian		216	73
Midcontinent and other		180	37
Latin America		42	30
Middle East / North Africa		352	263
Exploration		65	50
Chemicals		22	30
Midstream, marketing and other		127	124
Corporate		13	12
	TOTAL	$1,325	$768

Depreciation, Depletion &		First Quarter
Amortization of Assets ($MM)		2011	2010
Oil & Gas
Domestic		$407	$351
Latin America		28	31
Middle East / North Africa		322	259
Chemicals		82	80
Midstream, marketing and other		45	37
Corporate		6	5
	TOTAL	$890	$763

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	31-Mar-11	31-Dec-10

CAPITALIZATION

Long-Term Debt (including short-term borrowings)	$4,748	$5,111

EQUITY	$33,658	$32,484

Total Debt To Total Capitalization	12%	14%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 PRODUCTION VOLUMES

		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
NET PRODUCTION PER DAY:

United States
Crude Oil (MBBL)
	California	77	75	75	75	76
	Permian	137	135	134	135	136
	Midcontinent and other	7	7	7	9	7
	Total	221	217	216	219	219
NGL (MBBL)
	California	17	17	17	15	16
	Permian	27	28	30	31	29
	Midcontinent and other	6	7	7	7	7
	Total	50	52	54	53	52
Natural Gas (MMCF)
	California	295	293	276	259	280
	Permian	198	196	186	215	199
	Midcontinent and other	182	192	194	225	198
	Total	675	681	656	699	677

Latin America

Crude Oil (MBBL)	Colombia	34	32	33	30	32

Natural Gas (MMCF)	Bolivia	12	15	19	18	16

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	3	3	3	3	3
	Dolphin	11	11	12	11	11
	Iraq	-	-	-	11	3
	Libya	13	14	11	11	12
	Oman	57	60	63	67	62
	Qatar	75	78	78	75	76
	Yemen	35	31	30	27	31
	Total	194	197	197	205	198
NGL (MBBL)
	Dolphin	12	12	13	12	13
	Libya	1	1	1	1	1
	Total	13	13	14	13	14
Natural Gas (MMCF)
	Bahrain	166	161	181	170	169
	Dolphin	228	235	250	232	236
	Oman	52	48	47	47	48
	Total	446	444	478	449	453

Barrels of Oil Equivalent (MBOE)		701	701	706	714	706

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 SALES VOLUMES

		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
NET SALES VOLUMES PER DAY:
United States
Crude Oil (MBBL)		221	217	216	219	219
NGL (MBBL)		50	52	54	53	52
Natural Gas (MMCF)		675	681	656	699	677

Latin America
Crude Oil (MBBL)	Colombia	33	27	36	31	32
Natural Gas (MMCF)		12	15	19	18	16

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	2	3	3	3	3
	Dolphin	11	11	12	11	12
	Libya	4	22	12	9	12
	Oman	56	58	66	63	61
	Qatar	74	78	79	74	76
	Yemen	33	32	30	27	30
	Total	180	204	202	187	194

NGL (MBBL)	Dolphin	12	12	13	12	12
	Libya	-	3	-	3	1
	Total	12	15	13	15	13

Natural Gas (MMCF)		446	444	478	449	453

Barrels of Oil Equivalent (MBOE)		685	705	713	699	701

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 REALIZED PRICES

	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	73.08	71.66	71.14	79.20	73.79
NGL ($/BBL)	52.36	47.65	43.67	51.97	48.86
Natural gas ($/MCF)	5.62	4.19	4.20	4.13	4.53

Latin America
Crude Oil ($/BBL)	75.77	72.99	71.82	81.05	75.29
Natural Gas ($/MCF)	7.35	8.00	7.71	7.76	7.73

Middle East / North Africa
Crude Oil ($/BBL)	74.96	77.50	73.66	80.65	76.67
NGL ($/BBL)	26.56	31.89	23.24	39.13	30.64

Total Worldwide
Crude Oil ($/BBL)	74.09	74.39	72.31	79.96	75.16
NGL ($/BBL)	47.48	44.08	39.70	49.17	45.08
Natural Gas ($/MCF)	3.74	2.93	2.85	2.91	3.11

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
QTR 1 PRODUCTION GUIDANCE RECONCILIATION
MBOE PER DAY

Guidance	740		750

Price Impact	(10)		(10)

Guidance Adjusted for Price	730		740

Iraq Spending Impact	(9)		(9)

	721		731

Weather Impact	(7)		(7)

	714		724

Actual Production		730

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
QTR 1 SALES GUIDANCE RECONCILIATION
MBOE PER DAY

Guidance	725

Price Impact	(10)

Guidance Adjusted for Price	715

Weather Impact	(7)

708

Lifting timing	14

722

Actual Sales Volume	728